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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 30, 2003


        CWMBS, INC., (as depositor under the Trust Agreement, dated as of December 26, 2003, providing for the issuance of the
              Alternative Loan Trust Resecuritization 2003-23T2R,
         Resecuritization Pass-Through Certificates, Series 2003-61R).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-103821              95-4449516
------------------------------         ----------              ----------
 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


4500 Park Granada
Calabasas, California                               91302
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(Address of Principal                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
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

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

          5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1).

          23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.



                                                    By: /s/ Darren Bigby
                                                       ------------------
                                                    Darren Bigby
                                                    Vice President



Dated:  December 30, 2003



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                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                       5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                              5



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